1

                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of U.S. Franchise Systems, Inc. (the "Company") our report dated February 21, 1997, on the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-28908).



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP



Atlanta, Georgia
September 25, 1997